DUPREE MUTUAL FUNDS



	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


	October 25, 2000


The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), will be held at the Radisson Plaza Hotel, 369 West Vine
 Street, Lexington, Kentucky 40507-1636, on Wednesday, October 25, 2000 at 10:00 A. M., Lexington time, for the following purposes:

1.  Election of Trustees
2.  Ratification or rejection of independent certified public accountants
3.  Other business

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Radisson Plaza Hotel. This notice of annual meeting, proxy statement and proxy are first being delivered or mailed to shareholders on September 25, 2000.



				MICHELLE M. DRAGOO
				Secretary


September 15, 2000
125 South Mill Street
Lexington, Kentucky 40507


	YOUR VOTE IS IMPORTANT!


Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.

DUPREE MUTUAL FUNDS
Annual Meeting of Shareholders
October 25,  2000

	PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 25, 2000 and at any and all adjournments thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. Executed proxies that are unmarked will be voted:
    for the nominees of the Board of Trustees of the Trust in the election of Trustees, and
    in favor of the ratification of the selection of independent certified public accountants for the Trust.


1.  ELECTION OF TRUSTEES

2.  RATIFY OR REJECT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
Alabama Tax-Free Income Series
CUMULATIVE VOTE
VOTE
Kentucky Tax-Free Income Series
CUMULATIVE VOTE
VOTE
Kentucky Tax-Free Short-to-Medium Series
CUMULATIVE VOTE
VOTE
Mississippi Tax-Free Income Series
CUMULATIVE VOTE
VOTE
North Carolina Tax-Free Income Series
CUMULATIVE VOTE
VOTE
North Carolina Tax-Free Short-to-Medium Series
CUMULATIVE VOTE
VOTE
Tennessee Tax-Free Income Series
CUMULATIVE VOTE
VOTE
Tennessee Tax-Free Short-to-Medium Series
CUMULATIVE VOTE
VOTE
Intermediate Government Bond Series
CUMULATIVE VOTE
VOTE


Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

As of September 15, 2000, there were XX,XXX,XXX.XXX shares of beneficial interest of the Trust outstanding, being comprised of:


xxx,xxx.xxx

shares of Alabama Tax-Free Income Series

xx,xxx,xxx.xxx

shares of Kentucky Tax-Free Income Series

xxx,xxx.xxx

shares of Kentucky Tax-Free Short-to-Medium Series

xx,xxx,xxx.xxx

shares of Mississippi Tax-Free Income Series

x,xxx,xxx.xxx

shares of North Carolina Tax-Free Income Series

xxx,xxx.xxx

shares of North Carolina Tax-Free Short-to-Medium Series,

x,xxx,xxx.xxx

shares of Tennessee Tax-Free Income Series

xxx,xxx.xxx

shares of Tennessee Tax-Free Short-to-Medium Series, and

x,xxx,xxx.xxx

shares of Intermediate Government Bond Series

all having no par value. As of that date no person was known to the Trust to be the beneficial owner of more than five percent of the outstanding shares of the Kentucky Tax-Free Income Series or the North Carolina Tax-Free Income Series.

As of that date, the following persons were known to the Trust to be beneficial owners of more than five percent of the outstanding shares of the following series:

Name(s) of Share Owners

Amount of Beneficial Ownership
Percent of  Shares Held
148:
 Alabama Tax-Free Income Series


KY Tax-Free Short-to-Medium Series
P. M. King
xxx,xxx.xxx shares
x.xx%
CEBANTCO
xxx,xxx.xxx shares
x.xx%

Mississippi Tax-Free Income Series

NC Tax-Free Short-to-Medium Series
Terry L. Lee
xx,xxx.xxx shares
xx.xx%
NEC Industries, Inc.
xx,xxx.xxx shares
x.xx%

TN Tax-Free Income Series

Memphis Commerce Square
xxx,xxx.xxx shares
xx.xx%
Bank of Mississippi
xxx,xxx.xxx shares
 x.xx%

TN Tax-Free Short-to-Medium Series
Memphis Commerce Square
xx,xxx.xxx shares
xx.xx%
The Trust Company of Knoxville
xx,xxx.xxx shares
 x.xx%
Thomas F. Buchanan, Jr.
xx,xxx.xxx shares
x.xx%
National Financial Services
xx,xxx.xxx shares
x.xx%
Gail S. Mays
xx,xxx.xxx shares
x.xx%

Intermediate Government Bond Series
Shield Ayres Foundation
xx,xxx.xxx shares
x.xx%

As of that date, the Trustees and Officers of the Trust, as a group beneficially owned, directly or indirectly x,xxx,xxx.xxx shares, representing approximately x.xx% of the outstanding shares.

A copy of the annual report of Dupree Mutual Funds for the fiscal year ended June 30, 2000, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 15, 2000, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Copies of the annual report may be obtained by shareholders free of charge by contacting the Trust at P.O. Box 1149, Lexington, KY 40588-1149 or calling 800 866 0614.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust. A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment
            Company Act of 1940, and a plurality shall elect a Trustee.
            If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees and in favor of selection of Ernst & Young LLP to serve as independent certified public accountants. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

        The date of this Proxy Statement is September 15, 2000.

ELECTION OF TRUSTEES
The Trust's Board of Trustees has nominated the six (6) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees, except J. William
    Howerton, are members of the present Board of Trustees of the Trust.
    A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees.
    Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.


Name, Address and
Age of Nominee

Principal Occupations(1)

Shares Beneficially
Owned Directly or
Indirectly, as of
September 15, 2000



THOMAS P. DUPREE, SR.*
125 South Mill Street
Lexington, KY  40507
Age: 70

Chairman of the Board of Dupree & Company, Inc. (President until
        1996) Director, Office Suites Plus
416,158.783
 .54%


WILLIAM T. GRIGGS II*
125 South Mill Street
Lexington, KY  40507
Age:  49

President, Dupree & Company, Inc.
(Vice President until 1996)
717.705
 .00%

LUCY A. BREATHITT
1703 Fairway Drive
Lexington, KY  40502
Age: 63

Alexander Farms, farming; KY Horse Park Foundation Board;
        KY Horse Park Museum Board.
150,486.134
 .19%

WILLIAM A. COMBS, JR.
111 Woodland Avenue, #510
Lexington, KY  40502
Age: 60

Secretary, Treasurer, Director, Dana Motor Company, Cincinnati,
        OH; Secretary, Treasurer, Director, Freedom Dodge, Lexington, KY; Secretary, Treasurer, Director, Ellerslie Reality, Inc., Lexington, KY; Partner, Forkland Development Company, Lexington, KY; Partner,
        Lexland, Lexington, KY; Director, First Security Bank, Lexington, KY 421,153.211
 .55%

J. WILLIAM HOWERTON

Judge (retired November 1996) KY Court of Appeals; Lifetime Trustee
        Paducah Junior College; Vice Chairman Paducah McCraken Co. Joint
         Sewer Agency; Self-Employed Mediator, Arbitrator and Special Judge.

XXX,XXX
 .XX%

WILLIAM S. PATTERSON
367 West Short Street
Lexington, KY  40507
Age: 68

President, CEO, Cumberland Surety Co., Lexington, KY; President, Patterson
        & Co., Frankfort, KY (real estate development thoroughbred horse-breeding,farming).

2,049.677
 .00%

* Thomas P. Dupree, Sr. and William T. Griggs II are "interested persons" of the Trust's Investment Adviser and of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their officership, directorship and/or employment with Dupree & Company, Inc. Dupree & Company, Inc. also serves as the Trust's Transfer Agent. The other nominees are the non-interested Trustees of the Trust. For the fiscal year ended June 30, 1999 the
        Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $3,070,503.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

Name of Person,  Position
Aggregate  Compensation  From Trust
Pension or Retirement  Benefits Accrued As Part of Trust Expenses
Estimated Annual Benefits Upon Retirement
Total Compensation From Trust and Trust Complex Paid to Trustees

Thomas P. Dupree, Sr., President, Chairman Trustee
-0-
None - No Pension or Retirement Plan
None
-0-

William T. Griggs II*   Vice President,  Assistant Secretary, Trustee
-0-
None - No Pension or Retirement Plan
None
-0-

Lucy A. Breathitt,  Trustee
$14,000
None - No Pension,  or Retirement Plan
None
$14,000

William A. Combs, Jr., Trustee
$14,000
None - No Pension or Retirement Plan
None
$14,000

J. William Howerton, Trustee
-0-
None - No Pension or Retirement Plan
None
-0-

William S. Patterson, Trustee
$14,000
None - No Pension or Retirement Plan
None
$14,000

Michelle M. Dragoo,  Secretary, Treasurer since 1999, Vice President since 1997,  Assistant Vice President 1992-1996
-0-
None- No Pension   or Retirement Plan
None
-0-

Alison L. Arnold,  Assistant Vice President
-0-
None - No Pension  or Retirement Plan
None
-0-

The Board of Trustees has authorized the payment of a fee of $13,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2001, plus a fee of $1,000 to each of the non-interested Trustees for each audit committee meeting attended. Two audit committee meetings are anticipated to be held during the fiscal year ending June 30, 2001.

The Board of Trustees has an audit committee comprised of the four non-interested trustees, but does not have an executive committee or a nominating committee. The audit committee met once during the fiscal year ended June 30, 2000, with all members in attendance. All nominees attended at least 75% of the four meetings of the Board of Trustees during the fiscal year ended June 30, 2000, except Mr. Howerton who was not a
    Trustee.

At the October 26, 1999 Annual Meeting of Shareholders 77,226,819.804 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 51,871,443.244 shares were present and voting in person or by proxy, for a percentage of 67.17%.

RATIFICATION OR REJECTION OF SELECTION
OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2001 will be submitted for ratification or rejection by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2001.

460:   The affirmative vote of a majority of the Trust's outstanding voting securities is required for ratification of the selection of Ernst & Young LLP As defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the
holders of the lesser of   (a) 67% of the shares present in person or
 represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.
  Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions and have the opportunity to make a statement.


INVESTMENT ADVISORY AGREEMENTS - ALL SERIES

 Dupree & Company, Inc., 125 South Mill Street, Suite 100, Lexington, KY 40507 is the investment advisor for all series of the trust and was the original Investment Advisor from 1979-1986 of the original series of the Trust, the former Kentucky Tax-Free Income Fund, Inc. At the time that the shareholders of the former Kentucky Tax-Free Income Fund, Inc. voted to change its form of business to a business trust, Dupree & Company, Inc. created its subsidiary corporation, Dupree Investment Advisers, Inc. to become the investment advisor for the several series of the Trust which were later created. The creation of Dupree Investment Advisers, Inc. was undertaken at that time by Dupree & Company, Inc. for business and tax
  reasons associated with that company.   In 1997 Dupree Investment
  Advisers, Inc. was absorbed by its parent company, Dupree & Company, Inc.

 Thomas P. Dupree, Sr., who is Chairman of the Board of Dupree & Company, Inc. and owner of 51% of the stock of Dupree & Company, Inc. (Claire Dupree, Mr. Dupree's wife is the owner of the remaining 49% of the stock of Dupree
 & Company, Inc.) also serves as President and a member of the Trust's
 Board of Trustees. William T. Griggs II is President and a Director of Dupree & Company, Inc., Mr. Griggs also serves as a Vice President of the Trust. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc., Dorine D. Kelly is Vice President of Dupree & Company, Inc.,
  Alison L. Arnold is Assistant Vice President of Dupree & Company, Inc.

  Each series is currently served by Dupree & Company, Inc., pursuant to agreements previously approved by shareholders of each series. The affirmative vote of a majority of the series' outstanding voting securities is required for ratification of the Investment Advisory Agreement. As defined in the Investment Company Act of 1940, the phrase "vote a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. The Investment Advisory Agreement for each series, except the Alabama Tax- Free Income Series and the Mississippi Tax-Free Income Series which are dated November 1,
  1999, commenced November 1, 1997 and has been continued in effect until October 31, 1999, and may be continued thereafter from year to year, if such continuation is specifically approved. The Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series are in effect until October 31, 2001 and may be continued thereafter from year to year, if such continuation is specifically approved. At least annually the proposed agreement must be specifically approved by the Trust's Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the series' shares, and in either case, also by a vote of a majority of the Trust's Trustees who are not "interested persons" of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940. The proposed agreement is subject to termination by either party without penalty on 60 days written notice to the other, and it terminates automatically in the event of assignment.

 Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each series' assets in a manner consistent with the series' investment objectives; and to implement this program by selecting the securities to be purchased or sold by the series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the series' office needs, maintains each series' books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each series' shares, staffs the series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust's institutional and other agents (e.g. custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Trust, all without additional cost to the Trust.

 Under each agreement, neither the Investment Adviser nor any of its directors, officers or employees performing executive or administrative functions for each series will be liable to the Trust for any error of judgment, mistake of law or other act or omission in connection with a matter to which the agreement relates, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

Each agreement permits the Investment Adviser to voluntarily reimburse any series. The Trust currently sells to Kentucky, Indiana, Florida, Tennessee, Texas, Alabama, Mississippi and North Carolina residents. Kentucky, Florida, Tennessee, Alabama, Mississippi and North Carolina do not currently impose a limitation upon investment advisory fees charged to mutual funds, but both Indiana and Texas do as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.

 OTHER BUSINESS

  The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

   SHAREHOLDERS' PROPOSALS

   If a shareholder wishes to present a proposal at the 2001 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust's Lexington office prior to May
18, 2001. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.



 THIS IS YOUR PROXY BALLOT, PLEASE:



1.  Complete the reverse side

2.  Have all owner's sign as designated

3.  Tear the proxy at the perforation, and

4.  Return your proxy in the reply envelope provided.



   Your Vote is Important. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hpe you will be able to attend the annual shareholder's meeting.


COMMENTS:



















PROXY
DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR ANNUAL
        MEETING TO BE HELD AT THE  RADISSON PLAZA HOTEL, 369
        WEST VINE STREET, LEXINGTON, KY 40507-1636 AT 10:00 A.M., LEXINGTON TIME, WEDNESDAY, OCTOBER 25, 2000

   The signed hereby constitutes and appoints THOMAS P. DUPREE, SR.
   and WILLIAM T. GRIGGS II and each of them, with full power of substitution, to represent the SIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the "Trust") to be held at the Radisson Plaza Hotel,
    369 West Vine Street, Lexington, KY 40507-1636 on Wednesday, October 25, 2000 at 10:00 A.M., Lexington time, and at any adjournments thereof, and there at to vote all of the shares of the Trust which the signed would be entitled to vote, with all powers the signed would possess if personally present, in accordance with the following instructions:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER INSTRUCTED HEREIN  BY THE SIGNED SHAREHOLDER.

IF NO INSTRUCTION IS GIVEN THIS PROXY WILL BE VOTED:

FOR THE ELECTION OF THE NOMINEES AS TRUSTEES,

IN FAVOR OF THE RATIFICATION OF THE SELECTION OF
  ERNST & YOUNG LLP TO SERVE AS INDEPENDENT CERTIFIED
  PUBLIC ACCOUNTANTS.


DUPREE MUTUAL FUNDS - ANNUAL MEETING TO BE HELD AT THE
  RADISSON PLAZA HOTEL, 369  WEST VINE STREET, LEXINGTON, KY
  40507-1636 AT 10:00 A.M., LEXINGTON TIME, WEDNESDAY,
  OCTOBER 25, 2000


(1)  Election Of Trustees, please indicate your vote :------->
The Nominees are:
Thomas P. Dupree, Sr.		Lucy A. Breathitt
William T. Griggs II 		William A. Combs, Jr.
   			J. William Howerton
			William S. Patterson

Cumulative voting rights will be exercised in the election of Trustees. Total proxy votes as to this issue will be distributed among those individuals selected.

Election Of Trustees
X   FOR ALL Trustees as nominated
X   WITHHOLD authority to vote for any individual nominee,
      write the name of the nominee(s) to  withhold below.

X   WITHHOLD ALL Nominees - (ABSTAIN FROM)


(2) Ratification or rejection of selection of Independent Certified Public Accountants------------------>
ratification of the selection of Ernst & Young LLP to serve as independent certified public accountants for the Trust for the fiscal year ending June 30, 2001.

X      FOR	   X       AGAINST                   X    ABSTAIN FROM
Ratification or rejection of selection of Independent Certified
    Public Accountants

(3)   Other Business----->
 use of their discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

 X      FOR	   X       AGAINST                   X    ABSTAIN FROM
Other Business

ATTENDANCE:

X  Check this box if you plan to attend the meeting:   #  _____   Attending


Your shares will be voted as indicated.
If your ballot is signed, and no direction is provided for a given item, it will be voted as indicated on the reverse.



The signed hereby acknowledges receipt of the accompanying Notice
696:    of Annual Meeting and Proxy Statement, each dated September 15, 2000.
ALL Joint owners MUST sign.


Signed:___________________________  Dated: ________________


Signed:___________________________  Dated: ________________
When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer , please give full title.


721: